UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 22, 2004

TRIMAINE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Washington
(State or other jurisdiction of incorporation)

000-26354
(Commission File Number)

91-1636980
(IRS Employer Identification No.)

Unit 803, Dina House, Ruttonjee Centre, 11 Duddell Street, Central, Hong Kong, China
(Address of principal executive offices and Zip Code)

(852) 2537 3613
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On December 22, 2004, the Registrant announced that it intends on filing Articles of Dissolution on December 29, 2004 and will be dissolved as of that date. The Registrant has also advised its transfer agent to stop processing any transfers after December 29, 2004. The transfer agents contact information is as follows:

Interwest Transfer Co.
1983 E. 4800 South
PO Box 17136
Salt Lake City, Utah 84117
Phone: 801-272-9294
Fax: 801-277-3147

The Registrant has provided notice of its anticipated dissolution to the NASD and has requested that its shares of common stock cease being quoted on the OTC Bulletin Board after December 29, 2004.

Item 9.01. Financial Statements and Exhibits.

99.1 News Release issued by the Registrant on December 22, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMAINE HOLDINGS, INC.

/s/ Michael J. Smith
By: Michael J. Smith
President and Chief Financial Officer
Date: December 22, 2004